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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 AMENDMENT NO. 3
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 20, 2000


                             AIMCO PROPERTIES, L.P.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-24497                     84-1275621
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation or            File Number)             Identification No.)
        organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code      (303) 757-8101


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)


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         The undersigned registrant hereby further amends the following items of its Current Report on Form 8-K, dated September 20, 2000, as set forth below:


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.


         (b)      Pro Forma Financial Information.

     The required pro forma financial information is included as Exhibit 99.7 to this Report and incorporated herein by this reference.

         (c)      Exhibits

         The following exhibits are filed with this report:

         Number            Description

         2.1 Agreement and Plan of Merger, dated as of November 29, 2000, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/OTEF, LLC and Oxford Tax Exempt Fund II Limited Partnership. (Incorporated by reference to Annex A to the Preliminary Prospectus/Information Statement originally included in the Form S-4 Registration Statement (file No. 333-51154 ) of Apartment Investment and Management Company filed on December 1, 2000).

         23.1 Consent of Reznick Fedder & Silverman. (Incorporated by reference to Exhibit 23.1 to Amendment No. 1 to the Current Report on Form 8-K of Apartment Investment and Management Company, dated December 4,
                           2000).

         23.2 Consent of PricewaterhouseCoopers LLP. (Incorporated by reference to Exhibit 23.2 to Amendment No. 1 to the Current Report on Form 8-K of Apartment Investment and Management Company, dated December 4,
                           2000).

         99.1 Combined financial statements of Oxford Holding Corporation and Subsidiaries, Oxford Realty Financial Group, Inc. and Subsidiaries, AIMCO Entities and Oxford Equities Corporation III for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.1 to Amendment No. 1 to the Current Report on Form 8-K of Apartment Investment and Management Company, dated December 4, 2000).

         99.2 Combined financial statements of ORFG Operations, L.L.C. and Subsidiary for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Current Report on Form 8-K of Apartment Investment and Management Company, dated December 4, 2000).

         99.3 Combined financial statements of OXPARC L.L.C. for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.3 to Amendment No. 1 to the Current Report on Form 8-K of Apartment Investment and Management Company, dated December 4, 2000).


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         99.4              Combined financial statements of Oxford Realty
                           Financial Group Properties (Oxford Properties) for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.4 to Amendment No. 1 to the Current Report on Form 8-K of Apartment Investment and Management Company, dated December 4, 2000).

         99.5 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Incorporated by reference to Item 8 of Part II of the Annual Report on Form 10-K of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).

         99.6 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the nine months ended September 30, 2000 (unaudited). (Incorporated by reference to Item I of Part I of the Quarterly Report on Form 10-Q of Oxford Tax Exempt Fund II Limited Partnership for the quarter ended September 30,
                           2000).

         99.7              Pro Forma Financial Information of AIMCO Properties,
                           L.P.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 28, 2001
                                        AIMCO PROPERTIES, L.P.

                                        By: AIMCO-GP, Inc.
                                        its General Partner

                                        By: /s/ Paul J. McAuliffe
                                            ----------------------------
                                            Paul J. McAuliffe
                                            Executive Vice President and
                                            Chief Financial Officer


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                                 INDEX EXHIBITS


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------

 2.1 Agreement and Plan of Merger, dated as of November 29, 2000, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/OTEF, LLC and Oxford Tax Exempt
                  Fund II Limited Partnership. (Incorporated by reference to
                  Annex A to the Preliminary Prospectus/Information Statement originally included in the Form S-4 Registration Statement
                  (file No. 333-51154 ) of Apartment Investment and Management
                  Company filed on December 1, 2000).

 23.1 Consent of Reznick Fedder & Silverman. (Incorporated by reference to Exhibit 23.1 to Amendment No. 1 to the Current
                  Report on Form 8-K of Apartment Investment and Management
                  Company, dated December 4, 2000).

 23.2 Consent of PricewaterhouseCoopers LLP. (Incorporated by reference to Exhibit 23.2 to Amendment No. 1 to the Current
                  Report on Form 8-K of Apartment Investment and Management
                  Company, dated December 4, 2000).

 99.1 Combined financial statements of Oxford Holding Corporation and Subsidiaries, Oxford Realty Financial Group, Inc. and
                  Subsidiaries, AIMCO Entities and Oxford Equities Corporation
                  III for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.1 to Amendment No. 1 to the Current Report on Form
                  8-K of Apartment Investment and Management Company, dated
                  December 4, 2000).

 99.2             Combined financial statements of ORFG Operations, L.L.C. and
                  Subsidiary for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Current
                  Report on Form 8-K of Apartment Investment and Management
                  Company, dated December 4, 2000).

 99.3 Combined financial statements of OXPARC L.L.C. for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit
                  99.3 to Amendment No. 1 to the Current Report on Form 8-K of
                  Apartment Investment and Management Company, dated December 4,
                  2000).

 99.4             Combined financial statements of Oxford Realty Financial Group
                  Properties (Oxford Properties) for the year ended December 31,
                  1999 and the eight months ended August 31, 2000 and 1999
                  (unaudited), together with the Report of Independent Auditors.
                  (Incorporated by reference to Exhibit 99.4 to Amendment No. 1 to the Current Report on Form 8-K of Apartment Investment and
                  Management Company, dated December 4, 2000).

 99.5             Financial Statements of Oxford Tax Exempt Fund II Limited
                  Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Incorporated by reference to Item 8 of Part II of the Annual Report on Form
                  10-K of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).


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
 99.6             Financial Statements of Oxford Tax Exempt Fund II Limited
                  Partnership for the nine months ended September 30, 2000
                  (unaudited). (Incorporated by reference to Item I of Part I of the Quarterly Report on Form 10-Q of Oxford Tax Exempt Fund II
                  Limited Partnership for the quarter ended September 30, 2000).

 99.7             Pro Forma Financial Information of AIMCO Properties, L.P.


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